Debt	12 Months Ended
Dec. 31, 2020
Debt Disclosure [Abstract]
Debt
9. Debt
Debt consisted of the following as of December 31, 2020 and 2019:

	As of December 31,
	2020	2019
Term note—current	$4,100	$—
Term note—non-current	—	4,100

Total debt	$4,100	$4,100

Term Note
In January 2018, the Company entered into a term note with JP Morgan Chase, pursuant to which, the Company borrowed $
4.1
 million to fund equipment purchases. The term note accrued interest at
2.43
% per annum and was payable on or before January 31, 2019. The term note is secured by restricted cash.
In February 2019, the Company amended the term note to extend its term by one year and increased the interest rate to 3.00% per annum. In February 2020, the Company amended the term note to extend its term for one year, to January 31, 2021. The term note accrued interest at a rate equal to the LIBOR rate for the applicable interest period multiplied by the statutory reserve rate as determined by the Federal Reserve Board. The term loan has a financial covenant that requires the Company to maintain a minimum amount of liquidity with the bank. As of December 31, 2020, the Company was in compliance with the financial covenant.
Payroll Protection Program Note
In April 2020, the Company entered into a Note with JP Morgan Chase under the Small Business Administration Paycheck Protection Program established under Section 1102 of the Coronavirus Aid, Relief and Economic Security (CARES) Act, pursuant to which the Company borrowed $
4.1
 million (the “Note”). The Note accrues interest at rate of
0.98
% per annum and matures in 24 months. On April 30, 2020, the Company returned the $
4.1
 million in proceeds from the Note to JP Morgan Chase.